UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549




                              FORM 8-K

                           CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15(d) OF THE

                   SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported) November 19, 2002




                      FirstFed Financial Corp.
       (Exact name of registrant as specified in its charter)



      Delaware               1-9566                      95-4087449
(State of Incorporation)(Commission File No.)(IRS Employer Identification No.)



  401 Wilshire Boulevard, Santa Monica, California,      90401-1490
      (Address of principal executive offices)          (Zip Code)


      Registrant's telephone number, including area code: (310) 319-6000














                     Total number of pages is 5
                   Index to Exhibit is on Page 3.

ITEM 7.     FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND
            EXHIBITS

     (c)   Exhibits

           99.0 Monthly Financial Data as of October 31, 2002
                (Unconsolidated)

           99.1 Loan Portfolio Segment Report of First Federal Bank of California as of October 31, 2002


ITEM 9.  REGULATION FD DISCLOSURE.

     The Registrant hereby incorporates by reference into this Item 9 the summary monthly financial data as of October 31, 2002 attached as Exhibit 99.0, which is being furnished in accordance with Rule 101(e)(1) under Regulation FD and shall not be deemed to be filed.

     The Registrant hereby incorporates by reference into this Item 9 the Loan Portfolio Segment Reports as of October 31, 2002, attached as Exhibit 99.1, which are being furnished in accordance with Rule 101(e)(1) under Regulation FD and shall not be deemed to be filed. This information is being presented by management of the Registrant in response to the request of various analysts and investors for additional information regarding the single family loan portfolio of Registrant's sole subsidiary, First Federal Bank of California (the "Bank"). Specifically, the report presents information which management believes is relevant to the perceived issue of prepayment risk on recently originated single family home loans in the Bank's portfolio. Information regarding prepayment risk on other loans in the Bank's portfolio is not presented herein.

     A discussion of the factors that could impact this area as to the Bank's loan portfolio in general, and the Registrant's overall business and financial performance, can be found in the Registrant's reports filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions and changes therein, competition, consumer preferences and various other matters beyond the Registrant's control. Given these concerns, investors and analysts should not place undue reliance on the enclosed information. These reports speak only as of their stated date, and the Registrant undertakes no obligation to publicly update or revise the reports, although it may do so from time to time as management of the Registrant believes is warranted.

                         S I G N A T U R E S

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



FIRSTFED FINANCIAL CORP.



Dated: November 19, 2002                 By:/s/ Douglas J. Goddard
                                                Douglas J. Goddard
                                                Chief Financial Officer

                          INDEX TO EXHIBITS



Item                                                          Page

99.0  Monthly Financial Information as of October 31, 2002      4

99.1  Loan Portfolio Segment Report of First Federal Bank of
      California as of October 31, 2002                         5

                    First Federal Bank of California, fsb
                         MONTHLY REPORT OF OPERATIONS
                     Unconsolidated Financial Highlights
                                  Unaudited
                            (Dollars in thousands)

                        As of,     As of,     As of,    As of,       As of,
                       for the    for the    for the    for the     for the
                        month      month      month    10 months   10 months
                        ended      ended      ended      ended       ended
                       Oct. 31,   Sep. 30,    Oct.31,   Oct. 31,    Oct. 31,
                         2002       2002       2001       2002       2001
                         ----       ----       ----       ----       ----
AVERAGE INVESTMENTS   $ 147,216  $ 136,155  $ 206,147  $  177,098  $   192,634

LOANS:
Total mortgage-backed   211,620    218,424    300,862     211,620      300,862
  securities
Total loans           3,977,697   4,025,767 4,211,239   3,977,697    4,211,239

Loans originated/
 purchased:
  Single family loans    60,566      44,494    31,540     505,333      822,235
  Multi-family loans     25,211      21,731    21,492     372,587      327,679
  Commercial real
    estate loans          9,653      1,230     12,475      62,267      114,709
  Other                   1,149      5,616      2,464      27,452       33,945
                       --------   --------  ---------  ----------  -----------
                      $  96,579  $  73,071  $  67,971  $  967,639  $ 1,298,568
                       ========   ========  =========  ==========  ===========

Loans sold            $  21,889  $  10,411  $   3,550  $   75,408  $    52,154

Average rate on loans
 originated/purchased      5.41%      5.56%      6.74%       5.95%        7.16%
Percentage of
 portfolio in
 adjustable rate
 loans                    70.77%     70.57%     73.65%      70.77%       73.65%
Non-performing assets
   to total assets         0.13%      0.11%      0.29%       0.13%        0.29%

BORROWINGS:
Federal Home Loan
  Bank Advances      $1,187,000 $1,247,000 $1,569,000  $1,187,000   $1,569,000
Reverse
 repurchase
   agreements        $  160,621 $  166,567 $  222,478  $  160,621   $  222,478

DEPOSITS:
Retail deposits      $2,242,481 $2,220,053 $1,864,982  $2,242,481   $1,864,982
Wholesale deposits      286,989    289,798    502,699     286,989      502,699
                      ---------  ---------  ---------   ---------    ---------
                     $2,529,470 $2,509,851 $2,367,681  $2,529,470   $2,367,681
                      =========  =========  =========   =========    =========
Net increase
(decrease)           $   19,619 $  (32,649)$    8,093  $  (23,537)  $  198,930

AVERAGE INTEREST
RATES:
Yield on loans             6.01%      6.08%      7.07%       6.20%        7.77%
Yield on investments       4.20%      4.51%      4.45%       3.65%        5.51%
Yield on earning
  assets                   5.95%      6.02%      6.95%       6.09%        7.67%
Cost of deposits           2.16%      2.21%      3.46%       2.49%        4.28%
Cost of borrowings         4.40%      4.45%      5.07%       4.49%        5.84%
Cost of money              2.95%      3.02%      4.16%       3.26%        4.99%
Earnings spread            3.00%      3.00%      2.79%       2.83%        2.68%
Effective net spread       3.16%      3.18%      2.96%       3.01%        2.88%

                First Federal Bank of California, fsb
                    LOAN PORTFOLIO STRATIFICATION
                 Unconsolidated financial highlights
                              Unaudited
                       (Dollars in thousands)

REAL ESTATE LOAN PORTFOLIO
                               As of October 31, 2002
                                  Bank     Percent
                                  owned      of
                                 balance    total
                                 -------    -----
Property type:
  Single family                $ 1,729,041    45%
  Multi-family                   1,658,507    44%
  Commercial & industrial          410,803    11%
  Construction                       7,926     0%
  Land                                 212     0%
                                 ---------  -----
    Total real estate loans    $ 3,806,489   100%
                                 =========  =====
Single family:
  Without prepayment penalty   $ 1,383,108    80%
  With prepayment penalty          345,933    20%
                                 ---------  -----
    Total single family loans  $ 1,729,041   100%
                                 =========  =====
Age:
  0 to 10 years                $ 1,218,529    88%
  >10 years                        164,579    12%
                                 ---------  -----
    Total                      $ 1,383,108   100%
                                 =========  =====

                      Single family loans without prepayment penalty
                                    Loans 0 to 10 Years
                           Balances by Current Principal Balance

   Current       Less                                 Greater           Percent
   interest      than     $252     $275       $500    than                of
  rate range     $252     $275    -$500    -$1,000   $1,000       Total  total
  ----------     ----     ----    -----    -------   ------       -----  -----
<5.00%        $   8,699 $  1,038  $ 54,747 $ 49,116 $ 17,553  $  131,153   10.8%
5.00%-5.25%      31,257    5,813    39,500   21,973    7,982     106,525    8.8%
5.25%-5.50%      69,722    9,313    59,532   41,961   15,582     196,110   16.1%
5.50%-5.75%      76,803    7,926    47,464   49,182   42,102     223,477   18.3%
5.75%-6.00%      37,844    4,709    42,306   26,019   25,900     136,778   11.2%
6.00%-6.25%      29,030    3,170    31,016   18,777    9,446      91,439    7.5%
6.25%-6.50%      12,144    2,126    26,884   14,489   15,016      70,659    5.8%
6.50%-6.75%      27,591    1,319    13,496   22,014   10,487      74,907    6.1%
6.75%-7.00%      10,714    1,299    18,978   26,029    9,498      66,518    5.5%
7.00%-7.25%       6,512    1,342    11,849   11,351   19,977      51,031    4.2%
7.25%-7.50%       3,950      782    12,280    6,053   11,025      34,090    2.8%
7.50%-7.75%       3,483      526     6,506      688    6,108      17,311    1.4%
7.75%-8.00%       2,874       --     6,587    1,752       --      11,213    0.9%
8.00%-9.00%       3,046      256     3,208      682       --       7,192    0.6%
>9.00%              126       --        --       --       --         126    0.0%
               --------   -------  -------  -------  -------   ---------  -----
Total         $ 323,795  $ 39,619 $374,353 $290,086 $190,676  $1,218,529  100.0%
               ========   =======  =======  =======  =======   =========  =====

                                    5